Financial Assets At Fair Value Through Other Comprehensive Income	9 Months Ended
Sep. 30, 2020
Financial assets at fair value through other comprehensive income [abstract]
Financial Assets At Fair Value Through Other Comprehensive Income
8.	FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

	December 31, 2019	September 30, 2020
Non-current

Investments in equity instruments at fair value through other comprehensive income (FVTOCI)
Foreign unlisted ordinary shares	$132,160	$33,810

In July 2018, the Company acquired ordinary shares of DotBio Pte. Ltd., as detailed in Note 17 (under the heading of Nanyang Technological University), which were not held for trading. The management believes that to recognize short-term fluctuations in the investments’ fair value in profit or loss would not be consistent with the Company’s purpose of holding the investments. As a result, the Company elected to designate the investments in equity instruments as at FVTOCI.